Exhibit 99.2

COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

On August 1, 2008, pursuant to an Agreement and Plan of Merger, dated as of May 10, 2008 (the “Merger Agreement”), with Radyne Corporation, a Delaware corporation (“Radyne”), Comtech TA Corp., a Delaware corporation (“Comtech TA”) and a wholly owned subsidiary of Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), completed the tender offer for outstanding shares of Radyne and consummated the merger of Comtech with and into Radyne.

The unaudited pro forma condensed combined balance sheet as of April 30, 2008, and the unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2008 and for the fiscal year ended July 31, 2007, presented herein, are based on the historical financial statements of Comtech and Radyne after giving effect to Comtech’s acquisition of Radyne and the assumptions, reclassifications and adjustments described in the accompanying notes to these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements do not include any assumptions regarding cost savings synergies, and are not intended to represent or be indicative of Comtech’s consolidated results of operations or financial position that would have been reported had the acquisition of Radyne been completed as of the dates presented, and should not be taken as a representation of Comtech’s future consolidated results of operations or financial position.  No pro forma adjustment was made for the following items, which were each not considered material for the respective periods presented:

•	Intercompany sales between Comtech and Radyne; and

•	Conforming certain of Radyne’s accounting policies to Comtech’s accounting policies.

The unaudited pro forma condensed combined financial statements and related accompanying notes should be read in conjunction with the separate historical financial statements for:

•	Comtech as of and for the three and nine months ended April 30, 2008;

•	Comtech as of and for the fiscal year ended July 31, 2007;

•	Radyne as of and for each of the three quarters ended March 31, 2008; and

•	Radyne as of and for each of the four quarters ended June 30, 2007,

all of which are filed with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

Certain information in this exhibit may contain forward-looking statements, including but not limited to, information relating to Comtech's future plans and objectives of Comtech's management and Comtech's assumptions regarding such future plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under Comtech's control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of Comtech's management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include: the acquisition of Radyne may not result in the anticipated success and benefits, the Radyne acquisition may divert our resources and management attention and our operating results may fall short of expectations, the timing of receipt of, and Comtech's performance on, new orders that can cause significant fluctuations in net sales and operating results, the timing and funding of government contracts, adjustments to gross profits on long-term contracts, risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, changes in prevailing economic and political conditions, risks associated with the subpoena from the U.S. Immigration and Customs Enforcement branch of the Department of Homeland Security, and other factors described in Comtech's filings with the SEC.

COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Balance Sheet

	Comtech	Radyne	Pro Forma Adjustments		Pro Forma
	April 30, 2008	March 31, 2008	(See Note 3)		Combined
Assets
Current assets:
Cash and cash equivalents	$361,086,000	28,706,000	(235,749,000)	(A)	$154,043,000
Accounts receivable, net	97,483,000	21,878,000	-		119,361,000
Inventories, net	80,848,000	25,508,000	1,520,000	(B)	107,876,000
Deferred costs	-	865,000	-		865,000
Prepaid expenses and other current assets	10,008,000	1,253,000	-		11,261,000
Income tax receivable	-	1,014,000	(1,014,000)	(C)	-
Deferred tax asset – current	10,524,000	4,244,000	245,000	(G)	15,013,000
Total current assets	559,949,000	83,468,000	(234,998,000)		408,419,000

Property, plant and equipment, net	32,321,000	3,632,000	-		35,953,000
Goodwill	24,363,000	45,585,000	83,135,000	(E)	153,083,000
Intangibles with definite lives, net	5,390,000	8,291,000	46,809,000	(F)	60,490,000
Deferred financing costs, net	1,494,000	-	-		1,494,000
Deferred tax asset - non-current	-	141,000	(141,000)	(D)	-
Other assets, net	624,000	238,000	-		862,000
Total assets	$624,141,000	141,355,000	(105,195,000)		$660,301,000

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$25,749,000	7,469,000	-		$33,218,000
Accrued expenses and other current liabilities	45,602,000	7,626,000	2,237,000	(H)	55,465,000
Customer advances and deposits	19,515,000	2,132,000	-		21,647,000
Other liabilities – current	143,000	330,000	(54,000)	(F)	419,000
Interest payable	525,000	-	-		525,000
Income taxes payable – current	4,791,000	-	(2,518,000)	(C)(G)	2,273,000
Total current liabilities	96,325,000	17,557,000	(335,000)		113,547,000

Convertible senior notes	105,000,000	-	-		105,000,000
Other liabilities - non-current	-	2,034,000	7,344,000	(H)	9,378,000
Income taxes payable - non-current	2,244,000	1,299,000	-		3,543,000
Deferred tax liability - non-current	864,000	-	14,461,000	(D)(G)	15,325,000
Total liabilities	204,433,000	20,890,000	21,470,000		246,793,000

Stockholders' equity:
Preferred stock, par value $.10 per share; shares authorized and unissued 2,000,000	-	-	-		-
Common stock, par value $.10 per share; authorized 100,000,000 shares, issued 24,455,273 shares	2,446,000	19,000	(19,000)	(I)	2,446,000
Additional paid-in capital	180,131,000	81,679,000	(81,679,000)	(I)	180,131,000
Retained earnings	237,316,000	38,702,000	(44,902,000)	(I)	231,116,000
Other comprehensive income	-	65,000	(65,000)	(I)	-
	419,893,000	120,465,000	(126,665,000)		413,693,000
Less:
Treasury stock (210,937 shares)	(185,000)	-	-		(185,000)
Total stockholders' equity	419,708,000	120,465,000	(126,665,000)		413,508,000
Total liabilities and stockholders' equity	$624,141,000	141,355,000	(105,195,000)		$660,301,000

See notes to unaudited pro forma condensed combined financial statements.

COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Statement of Operations
For the nine months ended April 30, 2008

	Nine months ended:		Pro Forma
	Comtech	Radyne	Adjustments		Pro Forma
	April 30, 2008	March 31, 2008	(See Note 3)		Combined

Net sales	$405,153,000	112,873,000	-		$518,026,000
Cost of sales	227,818,000	69,751,000	1,520,000	(B)	299,089,000
Gross profit	177,335,000	43,122,000	(1,520,000)		218,937,000

Expenses:
Selling, general and administrative	63,735,000	24,146,000	(1,227,000)	(F)	86,654,000
Research and development	30,433,000	8,638,000	-		39,071,000
Amortization of intangibles	1,246,000	-	3,797,000	(F)	5,043,000
	95,414,000	32,784,000	2,570,000		130,768,000

Operating income	81,921,000	10,338,000	(4,090,000)		88,169,000

Other expenses (income):
Interest expense	2,015,000	36,000	-		2,051,000
Interest income and other	(11,622,000)	(837,000)	7,656,000	(J)	(4,803,000)

Income before provision for income taxes	91,528,000	11,139,000	(11,746,000)		90,921,000
Provision for income taxes	32,060,000	3,797,000	(4,346,000)	(K)	31,511,000
Net income	$59,468,000	7,342,000	(7,400,000)		$59,410,000

Net income per share (see Note 4):
Basic	$2.47				$2.47
Diluted	$2.15				$2.15

Weighted average number of common shares outstanding – basic	24,082,000				24,082,000

Weighted average number of common shares and common equivalent shares outstanding assuming dilution – diluted	28,244,000				28,244,000

See notes to unaudited pro forma condensed combined financial statements.

COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Statement of Operations
For the fiscal year ended July 31, 2007

	Twelve months ended:		Pro Forma
	Comtech	Radyne	Adjustments		Pro Forma
	July 31, 2007	June 30, 2007	(See Note 3)		Combined

Net sales	$445,684,000	132,350,000	-		$578,034,000
Cost of sales	252,389,000	77,270,000	1,520,000	(B)	331,179,000
Gross profit	193,295,000	55,080,000	(1,520,000)		246,855,000

Expenses:
Selling, general and administrative	73,312,000	28,678,000	(1,099,000)	(F)	100,891,000
Research and development	32,469,000	11,477,000	-		43,946,000
Amortization of intangibles	2,592,000	-	5,063,000	(F)	7,655,000
	108,373,000	40,155,000	3,964,000		152,492,000

Operating income	84,922,000	14,925,000	(5,484,000)		94,363,000

Other expenses (income):
Interest expense	2,731,000	105,000	-		2,836,000
Interest income and other	(14,208,000)	(1,791,000)	11,670,000	(J)	(4,329,000)

Income before provision for income taxes	96,399,000	16,611,000	(17,154,000)		95,856,000
Provision for income taxes	31,186,000	5,731,000	(6,347,000)	(K)	30,570,000
Net income	$65,213,000	10,880,000	(10,807,000)		$65,286,000

Net income per share (see Note 4):
Basic	$2.81				$2.82
Diluted	$2.42				$2.43

Weighted average number of common shares outstanding – basic	23,178,000				23,178,000

Weighted average number of common shares and common equivalent shares outstanding assuming dilution – diluted	27,603,000				27,603,000

See notes to unaudited pro forma condensed combined financial statements.

Comtech Telecommunications Corp. and Subsidiaries
Notes To Unaudited Pro Forma Condensed Combined Financial Statements

1.	Accounting Periods Presented.

The unaudited pro forma condensed combined balance sheet as of April 30, 2008, and the unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2008 and for the fiscal year ended July 31, 2007, presented herein, are based on the historical financial statements of Comtech and Radyne.

Because of different fiscal period ends, information is presented as outlined below:

•
The unaudited pro forma condensed combined balance sheet as of April 30, 2008 is presented as if Comtech’s acquisition of Radyne had occurred on April 30, 2008, and combines the historical balance sheet of Comtech as of April 30, 2008 with the historical balance sheet of Radyne as of March 31, 2008.

•
The unaudited pro forma condensed combined statement of operations for the nine months ended April 30, 2008 is presented as if Comtech’s acquisition of Radyne had occurred on August 1, 2007, and  combines Comtech’s historical statement of operations for the nine months ended April 30, 2008 with Radyne’s historical statement of operations for the nine months ended March 31, 2008.  Radyne’s historical statement of operations for the nine months ended March 31, 2008 was derived by taking Radyne’s historical results of operations for the year ended December 31, 2007, subtracting Radyne’s historical results of operations for the six months ended June 30, 2007 and adding Radyne’s historical results of operations for the three months ended March 31, 2008.

•
The unaudited pro forma condensed combined statement of operations for the fiscal year ended July 31, 2007 is presented as if Comtech’s acquisition of Radyne had occurred on August 1, 2006, and combines Comtech’s historical statement of operations for the twelve months ended July 31, 2007 with Radyne’s historical statement of operations for the twelve months ended June 30, 2007.  Radyne’s historical statement of operations for the twelve months ended June 30, 2007 was derived by taking Radyne’s historical results of operations for the year ended December 31, 2006, subtracting Radyne’s historical results of operations for the six months ended June 30, 2006 and adding Radyne’s historical results of operations for the six months ended June 30, 2007.

2.	Preliminary Aggregate Purchase Price and Allocation.

The preliminary aggregate purchase price, as defined below, is comprised of:

Acquisition of 19,054,513 shares of Radyne common stock at $11.50 per share	$ 219,127,000
Professional fees incurred by Comtech related to the acquisition	6,000,000
Settlement of all Radyne share-based awards in accordance with the Merger Agreement	6,557,000
Preliminary aggregate purchase price	$ 231,684,000

In addition to the preliminary aggregate purchase price above, Comtech assumed additional Radyne liabilities of $4,065,000, which were triggered by the acquisition.  As discussed in Note 3(H), these assumed liabilities result in a corresponding increase to goodwill associated with the Radyne acquisition and were assumed to be paid concurrent with the consummation of the merger.

Comtech Telecommunications Corp. and Subsidiaries
Notes To Unaudited Pro Forma Condensed Combined Financial Statements, Continued

Comtech accounts for business combinations in accordance with Financial Accounting Standards Board Statement No. 141, "Business Combinations" (“SFAS No. 141”).

In accordance with SFAS No. 141, the preliminary aggregate purchase price for Radyne was allocated to the net tangible assets, intangible assets and in-process research and development acquired based upon their respective estimated fair values as of August 1, 2008, as set forth below.  The preliminary excess of the aggregate purchase price over the net tangible assets, intangible assets, and in-process research and development acquired was allocated to goodwill.

	Preliminary Fair Value
Historical Radyne net assets as of March 31, 2008	$120,465,000
Adjustments to eliminate Radyne’s historical goodwill and intangibles with definite lives, net as of March 31, 2008	(53,822,000)
Historical Radyne net tangible assets as of March 31, 2008	66,643,000

Preliminary fair value adjustments to net tangible assets (see Note 3):
Restructuring-related and assumed liabilities	(13,646,000)
Deferred tax assets, net	4,466,000
Inventory step-up	1,520,000
Preliminary fair value of net tangible assets acquired as of March 31, 2008	58,983,000

Preliminary adjustments to record intangible assets at fair value:		Estimated Useful Lives
In-process research and development	6,200,000	Expensed immediately
Customer relationships	29,600,000	10 years
Core technologies	19,900,000	7 to 15 years
Trademarks and other	5,600,000	2 to 20 years
Goodwill	128,720,000	Indefinite
Deferred tax liabilities, net	(17,319,000)
	172,701,000
Preliminary aggregate purchase price	$231,684,000

The unaudited pro forma condensed combined financial statements presented, including the allocation of the aggregate purchase price, is based on preliminary estimates of the fair values of assets acquired and liabilities assumed and is based on the net tangible assets of Radyne as of March 31, 2008. The preliminary estimates are based on available information, certain assumptions and preliminary valuation work and may change upon finalization of the fair values of assets acquired and liabilities assumed.

The primary areas of the purchase price allocation that are not yet finalized relate to the specifically identifiable intangible values, goodwill, income taxes and restructuring-related costs.  Management expects the allocation will be finalized within one year.

Comtech Telecommunications Corp. and Subsidiaries
Notes To Unaudited Pro Forma Condensed Combined Financial Statements, Continued

3.	Pro Forma Financial Statement Adjustments.

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

(A)	To record the payment of the preliminary aggregate purchase price of $231,684,000 and to record the assumed concurrent payment of certain assumed liabilities of Radyne of $4,065,000 (see Note 3(H)).

(B)
To record the $1,520,000 preliminary estimated fair value step-up of work in process and finished goods inventory. This increase in value is a result of purchase accounting and will result in a corresponding $1,520,000 increase in amortization (recorded as an increase in cost of sales) as the inventory is sold, following consummation of the merger.

(C)	To record the netting of Radyne’s historical current income tax receivable of $1,014,000 as of the balance sheet date with Comtech’s historical current income tax payable as of the balance sheet date.

(D)
To record the netting of Radyne’s historical non-current deferred tax asset of $141,000 as of the balance sheet date with Comtech’s historical non-current deferred tax liability as of the balance sheet date.

(E)	To eliminate Radyne’s historical goodwill as of the pro forma balance sheet date of $45,585,000 and to record the preliminary estimate of goodwill from Comtech’s acquisition of Radyne of $128,720,000.

(F)
To record the difference between the historical amounts of Radyne’s inventory and intangible assets, net and the preliminary fair values of Radyne’s inventory and intangible assets acquired and associated pre-tax amortization expenses (excluding in-process research and development (“IPR&D”)). With respect to the pro forma condensed combined statements of operations for the nine and twelve months ended April 30, 2008 and July 31, 2007, this pro forma adjustment also reclassifies Radyne’s historical amortization expense from selling, general and administrative expenses to amortization of intangibles in order to conform to Comtech’s historical presentation of such amortization.

	Radyne Historical Amounts, Net	Preliminary Fair Values	Increase, Net	Nine Month Amortization Based on Preliminary Fair Values	Annual Amortization Based on Preliminary Fair Values
Intangibles (excluding IPR&D):
Core and developed technologies	$6,607,000	19,900,000	$13,293,000	$1,258,000	$1,678,000
Customer relationships	875,000	29,600,000	28,725,000	2,220,000	2,960,000
Trademarks and other	809,000	5,600,000	4,791,000	319,000	425,000
Total	$8,291,000	55,100,000	$46,809,000	$3,797,000	$5,063,000

Inventory:
Estimated fair value step-up	$25,508,000	27,028,000	$1,520,000	1,520,000	1,520,000

Total increase in amortization associated with fair value adjustments to inventory and intangible assets				$5,317,000	$6,583,000

In addition to the above amortization expense, immediately following the consummation of the merger, $6,200,000 of estimated amortization expense associated with Radyne’s acquired IPR&D will also be recorded in Comtech’s statement of operations.

Comtech Telecommunications Corp. and Subsidiaries
Notes To Unaudited Pro Forma Condensed Combined Financial Statements, Continued

(G)
To record the following increase in deferred tax liabilities and deferred tax assets, as a result of recording fair value adjustments in purchase accounting. The estimated tax rates represent the weighted average tax rates of the jurisdictions in which the respective tax asset or liability is expected to be settled.

	Preliminary Fair Value Adjustment	Estimated Tax Rate	Deferred Tax Asset (Liability)

Fair value adjustments to: Tangible liabilities, net	$(12,072,000)	37%	$4,466,000
Intangible assets (excluding IPR&D)	46,809,000	37%	(17,319,000)
Net deferred tax liabilities			$(12,853,000)

(H)	To record the following preliminary nonrecurring pre-tax restructuring-related costs and assumed liabilities associated with Comtech’s acquisition of Radyne:

Restructuring-related costs: Estimated net cost related to closure of Radyne’s Phoenix, Arizona facility	$8,700,000
Severance for terminated Radyne employees	770,000
Other	111,000
		$9,581,000
Assumed liabilities: Professional fees incurred by Radyne related to acquisition	2,265,000
Change in control obligations triggered by acquisition	1,800,000
		4,065,000
Total preliminary nonrecurring costs		13,646,000
Less payment of certain assumed liabilities concurrent with merger		(4,065,000)
Total preliminary nonrecurring costs accrued, net		$9,581,000

The preliminary nonrecurring restructuring-related costs are required to be recorded on the pro forma balance sheet at fair value in accordance with Emerging Issues Task Force No. 95-3, “Recognition of Liabilities in Connection with a Purchase Business Combination” (“EITF 95-3”), and under Regulation S-X Article 11 governing pro forma adjustments. The accrual of the above preliminary nonrecurring restructuring-related costs and assumed liabilities resulted in a corresponding increase to goodwill.

The estimated net cost related to closure of Radyne’s Phoenix, Arizona facility of $8,700,000 reflects the net present value of $14,776,000 of total anticipated lease obligations. Comtech is currently in preliminary negotiations with a tenant who subleases, from it, a portion of the facility. This tenant is interested in subleasing the remaining portion of this facility from Comtech. If the negotiations are successful, the Company’s net cost related to the closure of Radyne’s facility will be significantly lower. If these negotiations are not successful, Comtech intends to perform an assessment on whether or not it will be able to sublease the Phoenix, Arizona facility for the remaining duration of the lease, and at what rent, if any, it might be able to receive given the poor real-estate market conditions in the Phoenix, Arizona area as well as the uncertainties relating to the local economic environment.

(I)	The following adjustments were recorded to reduce stockholders’ equity as of the date of acquisition:

Reduction to eliminate Radyne’s historical stockholders’ equity at March 31, 2008	$120,465,000
Reduction to reflect the preliminary estimate of the fair value of acquired IPR&D	6,200,000
Total decrease to stockholders’ equity	$126,665,000

Comtech Telecommunications Corp. and Subsidiaries
Notes To Unaudited Pro Forma Condensed Combined Financial Statements, Continued

The preliminary estimate of the fair value of acquired IPR&D was only recorded as a pro forma adjustment to stockholders’ equity in the unaudited pro forma condensed combined balance sheet. Such amount was not recorded as a pro forma adjustment to the unaudited pro forma condensed combined statements of operations, as such expense is considered nonrecurring with respect to Comtech’s acquisition of Radyne.

(J)
To record the reduction to Comtech’s interest income as a result of paying $231,684,000 for the acquisition of Radyne in addition to the payment, totaling $4,065,000, of certain assumed liabilities of Radyne concurrent with the consummation of the merger.  The interest rate used in calculating the reduction to interest for the nine months ended April 30, 2008 and twelve months ended July 31, 2007 was 4.33% and 4.95%, respectively, which represents the interest rates yielded during those respective periods.

(K)
To record the estimated net benefit from income taxes associated with the pro forma adjustments recorded in the respective pro forma condensed combined statements of operations.  Pro forma adjustments for each period presented were taxed at the estimated incremental rate of 37%.   The pro forma combined provision for income taxes does not reflect the amounts that would have resulted had Comtech and Radyne filed consolidated income tax returns during the respective periods presented.

4.	Pro Forma Earnings Per Share.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the historical weighted average number of common shares outstanding.  Comtech’s acquisition of Radyne had no impact to Comtech’s basic and diluted weighted average common shares outstanding calculations for the unaudited pro forma condensed combined statements of operations presented as Comtech did not issue any securities in connection with the acquisition of Radyne.  The following table reconciles the numerators and denominators used in the unaudited pro forma condensed combined basic and diluted EPS calculations:

	Nine Months Ended April 30, 2008	Twelve Months Ended July 31, 2007
Numerator:
Net income for basic calculation	$59,410,000	$65,286,000
Effect of dilutive securities:
Interest expense (net of tax) on convertible senior notes	1,250,000	1,667,000
Numerator for diluted calculation	$60,660,000	$66,953,000

Denominator:
Denominator for basic calculation	24,082,000	23,178,000
Effect of dilutive securities:
Stock options	829,000	1,092,000
Conversion of convertible senior notes	3,333,000	3,333,000
Denominator for diluted calculation	28,244,000	27,603,000